                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 31, 2000 included in WebMD Corporation's Current Report on Form 8-K and to all references to our Firm included in this registration statement.

                                                /s/ ARTHUR ANDERSEN LLP


New York, New York
October 2, 2000